                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 27, 2006
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                      Banc of America Funding 2006-2 Trust
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                      (Exact Name of Issuing Entity as Specified in Charter)

                      Banc of America Funding Corporation
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                      (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                      (Exact Name of Sponsor as Specified in Charter)

            New York                        333-121559-19                       56-139-0085
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(State or Other Jurisdiction of        (Commission File Number             (I.R.S. Employer
Incorporation of Issuing Entity)       of Issuing Entity)                  Identification No. of
                                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina                          28255
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(Address of Principal Executive Offices)                                   (Zip Code)

Depositor's telephone number, including area code        (704) 386-2400
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                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
February 27, 2006 (the "Pooling and Servicing Agreement"), among Banc of America
Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America
Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-2 (the
"Certificates"), issued on February 27, 2006, including the (i) Class 1-A-1,
Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-R, Class 2-A-1,
Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7,
Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class
2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18,
Class 2-A-19, Class 2-A-20, Class 2-A-21, Class 2-A-22, Class 3-A-1, Class
3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 5-A-1, Class 5-A-2, Class
5-A-3, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class X-IO, Class
X-PO, Class B-1, Class B-2, Class B-3, Class X-B-1, Class X-B-2 and Class X-B-3
Certificates (the "Public Certificates"), having an aggregate initial class balance of $811,211,836 and (ii) the Class B-4, Class B-5, Class B-6, Class
X-B-4, Class X-B-5 and Class X-B-6 Certificates (the "Private Certificates"),
having an aggregate initial class balance of $4,789,149.

         The Public Certificates were sold to Banc of America Securities LLC
("BAS") pursuant to an underwriting agreement, dated February 24, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

         On February 27, 2006, the Private Certificates consisting of $217,000 class certificate balance of Class B-4 Certificates, $162,000 class certificate balance of Class B-5 Certificates, $162,819 class certificate balance of Class
B-6 Certificates, $1,770,000 class certificate balance of Class X-B-4
Certificates, $1,061,000 class certificate balance of Class X-B-5 Certificates and $1,416,330 class certificate balance of Class X-B-6 Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of
1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

         The mortgage loans underlying the Certificates were either (i)
originated by Bank of America, National Association ("BANA") and serviced pursuant to the servicing agreement, dated February 27, 2006 (the "BANA
Servicing Agreement"), between the Company and BANA, a copy of which is attached as Exhibit 10.1 or (ii) acquired by BANA pursuant to various underlying sale and servicing agreements, copies of which are attached as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4.

         The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated February
27, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA.
A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01    Financial Statements and Exhibits

       (c)   Exhibits (executed copies): The following execution copies of
             Exhibits to the Form S-3 Registration Statement of the Registrant
             are hereby filed:

             1.1     Underwriting Agreement, dated February 24, 2006, between
                     Banc of America Funding Corporation and Banc of America
                     Securities LLC (including exhibits).

             4.1     Pooling and Servicing Agreement, dated February 27, 2006,
                     by and among Banc of America Funding Corporation, Wells
                     Fargo Bank, N.A. and U.S. Bank National Association
                     (including exhibits).

             4.2     Mortgage Loan Purchase Agreement, dated February 27, 2006, between Banc of America Funding Corporation and Bank of
                     America, National Association (including exhibits).

             10.1    Servicing Agreement, dated February 27, 2006, between Banc of America Funding Corporation and Bank of America,
                     National Association (including exhibits).

             10.2    (A) Master Seller's Warranties and Servicing Agreement,
                     dated as of January 1, 2003, by and between Bank of
                     America, National Association and Wells Fargo Bank, N.A.
                     (as successor in interest to Wells Fargo Home Mortgage,
                     Inc.).

                     (B) Master Mortgage Loan Purchase Agreement, dated as of
                     January 1, 2003, by and between Bank of America, National
                     Association and Wells Fargo Bank, N.A. (as successor in
                     interest to Wells Fargo Home Mortgage, Inc.).

                     (C) Master Seller's Warranties and Servicing Agreement,
                     dated as of March 1, 2005 (as amended and restated on
                     December 1, 2005) by and between Bank of America, National
                     Association and Wells Fargo Bank, N.A.

                     (D) Master Mortgage Loan Purchase Agreement, dated as of
                     March 1, 2005 (as amended and restated on December 1, 2005)
                     by and between Bank of America, National Association and
                     Wells Fargo Bank, N.A.

                     (E) Amended and Restated Master Seller's Warranties and
                     Servicing Agreement, dated as of December 1, 2005, by and
                     between Bank of America, National Association and Wells
                     Fargo Bank, N.A.

                     (F) Amended and Restated Master Mortgage Loan Purchase
                     Agreement, dated as of December 1, 2005, by and between
                     Bank of America, National Association and Wells Fargo Bank,
                     N.A.

                     (G) Assignment, Assumption and Recognition Agreement, dated
                     February 27, 2006, among Bank of America, National
                     Association, Banc of America Funding Corporation, U.S. Bank
                     National Association and Wells Fargo Bank, N.A.

             10.3    (A) Flow Sale and Servicing Agreement, dated as of
                     February 1, 2004, by and between Bank of America, National
                     Association (as successor in interest to Banc of America
                     Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

                     (B) Amendment No. 1, dated as of June 1, 2004, by and
                     between Bank of America, National Association and SunTrust
                     Mortgage, Inc.

                     (C) Master Assignment, Assumption and Recognition
                     Agreement, dated September 1, 2004, by and among of Banc of
                     America Mortgage Capital Corporation, SunTrust Mortgage,
                     Inc., Bank of America, National Association and Wachovia
                     Bank, National Association.

                     (D) Amendment No. 2, dated as of November 1, 2004, by and
                     between Bank of America, National Association and SunTrust
                     Mortgage, Inc.

                     (E) Regulation AB Compliance Addendum to the Flow Sale and
                     Servicing Agreement, dated as of January 1, 2006, by and
                     between Bank of America, National Association and SunTrust
                     Mortgage, Inc.

                     (F) Assignment, Assumption and Recognition Agreement, dated
                     February 27, 2006, among Bank of America, National
                     Association, Banc of America Funding Corporation, U.S. Bank
                     National Association, Wells Fargo Bank, N.A. and SunTrust
                     Mortgage, Inc.

             10.4    (A) Master Seller's Warranties and Servicing Agreement,
                     dated as of September 1, 2003, by and between Bank of
                     America, National Association (as successor in interest to
                     Banc of America Mortgage Capital Corporation) and National
                     City Mortgage Co.

                     (B) Amendment No. 1, dated as of July 1, 2004, by and among
                     Banc of America Mortgage Capital Corporation, National City
                     Mortgage Co. and Bank of America, National Association.

                     (C) Master Assignment, Assumption and Recognition
                     Agreement, dated July 1, 2004, by and among of Banc of
                     America Mortgage Capital

                     Corporation, National City Mortgage Co., Bank of America,
                     National Association and Wachovia Bank, National
                     Association.

                     (D) Amendment No. 2, dated as of October 1, 2004, by and
                     between National City Mortgage Co. and Bank of America,
                     National Association.

                     (E) Amendment No. 3, dated as of August 11, 2005, by and
                     between National City Mortgage Co. and Bank of America,
                     National Association.

                     (F) Regulation AB Compliance Addendum to the Master
                     Seller's Warranties and Servicing Agreement, dated as of
                     January 1, 2006, by and between Bank of America, National
                     Association and National City Mortgage Co.

                     (G) Assignment, Assumption and Recognition Agreement, dated
                     February 27, 2006, among Bank of America, National
                     Association, Banc of America Funding Corporation, U.S. Bank
                     National Association, Wells Fargo Bank, N.A. and National
                     City Mortgage Co.

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION

                                   By:  /s/ Scott Evans
                                       ----------------------------

                                   Name: Scott Evans

                                   Title: Senior Vice President

Date: February 27, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

 Exhibit No.    Exhibit Description                                         Paper (P) or
                                                                            Electronic (E)

 1.1            Underwriting Agreement, dated February 24, 2006, between           E
                Banc of America Funding Corporation and Banc of America
                Securities LLC (including exhibits).
 4.1            Pooling and Servicing Agreement, dated February 27, 2006,          E
                by and among Banc of America Funding Corporation, Wells
                Fargo Bank, N.A. and U.S. Bank National Association
                (including exhibits).
 4.2            Mortgage Loan Purchase Agreement, dated February 27,               E
                2006, between Banc of America Funding Corporation and
                Bank of America, National Association (including
                exhibits).
 10.1           Servicing Agreement, dated February 27, 2006, between              E
                Banc of America Funding Corporation and Bank of America,
                National Association (including exhibits).
 10.2(A)        Master Seller's Warranties and Servicing Agreement, dated          E
                as of January 1, 2003, by and between Bank of America,
                National Association and Wells Fargo Bank, N.A. (as
                successor in interest to Wells Fargo Home Mortgage, Inc.).
 10.2(B)        Master Mortgage Loan Purchase Agreement, dated as of               E
                January 1, 2003, by and between Bank of America, National
                Association and Wells Fargo Bank, N.A. (as successor in
                interest to Wells Fargo Home Mortgage, Inc.).
 10.2(C)        Master Seller's Warranties and Servicing Agreement, dated          E
                as of March 1, 2005 (as amended and restated on December
                1, 2005) by and between Bank of America, National
                Association and Wells Fargo Bank, N.A.
 10.2(D)        Master Mortgage Loan Purchase Agreement, dated as of               E
                March 1, 2005 (as amended and restated on December 1,
                2005) by and between Bank of America, National
                Association and Wells Fargo Bank, N.A.

 10.2(E)        Amended and Restated Master Seller's Warranties and                E
                Servicing Agreement, dated as of December 1, 2005, by and
                between Bank of America, National Association and Wells
                Fargo Bank, N.A.
 10.2(F)        Amended and Restated Master Mortgage Loan Purchase                 E
                Agreement, dated as of December 1, 2005, by and between
                Bank of America, National Association and Wells Fargo
                Bank, N.A.
 10.2(G)        Assignment, Assumption and Recognition Agreement, dated            E
                February 27, 2006, among Bank of America, National
                Association, Banc of America Funding Corporation, U.S.
                Bank National Association and Wells Fargo Bank, N.A.
 10.3(A)        Flow Sale and Servicing Agreement, dated as of February            E
                1, 2004, by and between Bank of America, National
                Association (as successor in interest to Banc of America
                Mortgage Capital Corporation) and SunTrust Mortgage, Inc.
 10.3(B)        Amendment No. 1, dated as of June 1, 2004, by and between          E
                Bank of America, National Association and SunTrust
                Mortgage, Inc.
 10.3(C)        Master Assignment, Assumption and Recognition Agreement,           E
                dated September 1, 2004, by and among of Banc of America
                Mortgage Capital Corporation, SunTrust Mortgage, Inc.,
                Bank of America, National Association and Wachovia Bank,
                National Association.
 10.3(D)        Amendment No. 2, dated as of November 1, 2004, by and              E
                between Bank of America, National Association and
                SunTrust Mortgage, Inc.
 10.3(E)        Regulation AB Compliance Addendum to the Flow Sale and             E
                Servicing Agreement, dated as of January 1, 2006, by and
                between Bank of America, National Association and
                SunTrust Mortgage, Inc.
 10.3(F)        Assignment, Assumption and Recognition Agreement, dated            E
                February 27, 2006, among Bank of America, National
                Association, Banc of America Funding Corporation, U.S.
                Bank National Association, Wells Fargo Bank, N.A. and
                SunTrust Mortgage, Inc.

 10.4(A)        Master Seller's Warranties and Servicing Agreement, dated          E
                as of September 1, 2003, by and between Bank of America,
                National Association (as successor in interest to Banc of
                America Mortgage Capital Corporation) and National City
                Mortgage Co.
 10.4(B)        Amendment No. 1, dated as of July 1, 2004, by and among            E
                Banc of America Mortgage Capital Corporation, National
                City Mortgage Co. and Bank of America, National
                Association.
 10.4(C)        Master Assignment, Assumption and Recognition Agreement,           E
                dated July 1, 2004, by and among of Banc of America
                Mortgage Capital Corporation, National City Mortgage Co.,
                Bank of America, National Association and Wachovia Bank,
                National Association.
 10.4(D)        Amendment No. 2, dated as of October 1, 2004, by and               E
                between National City Mortgage Co. and Bank of America,
                National Association.
 10.4(E)        Amendment No. 3, dated as of August  11, 2005, by and              E
                between National City Mortgage Co. and Bank of America,
                National Association.
 10.4(F)        Regulation AB Compliance Addendum to the Master Seller's           E
                Warranties and Servicing Agreement, dated as of January
                1, 2006, by and between Bank of America, National
                Association and National City Mortgage Co.
 10.4(G)        Assignment, Assumption and Recognition Agreement, dated            E
                February 27, 2006, among Bank of America, National
                Association, Banc of America Funding Corporation, U.S.
                Bank National Association, Wells Fargo Bank, N.A. and
                National City Mortgage Co.